SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


                                      FORM 8-K


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        December 13, 2004
                                                      ____________________

Exact Name of Registrant as
  Specified in Its Charter:                  CALAMP CORP.
                                ___________________________________


          DELAWARE                        0-12182              95-3647070
 _____________________________          ____________         _____________
State or Other Jurisdiction of          Commission          I.R.S. Employer
Incorporation or Organization          File Number        Identification No.



Address of Principal Executive Offices:     1401 N. Rice Avenue
                                            Oxnard, CA 93030
                                           _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 987-9000
                                             _________________________

Former Name or Former Address,
 if Changed Since Last Report:                    Not applicable
                                             _____________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

     Effective December 13, 2004, Steven A. L'Heureux became President of CalAmp Corp.'s Solutions Division (discussed in Item 5.02 below). Pursuant to an employment letter agreement between Mr. L'Heureux and the Company, Mr. L'Heureux will receive a starting annual base salary of $235,000 and he will be eligible to receive a discretionary bonus for the fiscal year ending February 28, 2005 and a bonus payment of up to 60% of his base salary for the fiscal year ending February 28, 2006. Payment of any bonus will be dependent on meeting specific performance objectives. He also received 100,000 non-qualified stock options under the Company's 2004 Stock Incentive Plan. He is also entitled to a relocation allowance of up to $25,000, use of a company leased apartment for up to nine months and reimbursement of real estate broker fees of up to $100,000.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Effective December 13, 2004, the Company appointed Steven A. L'Heureux as President of the Company's Solutions Division. See Item 1.01 above regarding the description of the material terms of the Company's employment letter agreement with Mr. L'Heureux.

     Before joining CalAmp, Mr. L'Heureux, 48, was the President of the Automation Solutions Group at Encoda Systems, Inc., an enterprise software solutions provider to the media industry, from 2003 to 2004. From 1999 to 2003, Mr. L'Heureux served as President of Odetics Broadcast, a subsidiary of Odetics, Inc., a supplier of equipment for the television broadcast, video security, telecommunications, and transportation safety industries.

     The Company's press release issued December 13, 2004 announcing this appointment is furnished as Exhibit 99.1 hereto.


Item 9.01   Financial Statements and Exhibits

     (c)  Exhibits

          Exhibit 99.1 Press release issued December 13, 2004.



















                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                       CALAMP CORP.



     December 17, 2004	           By:   /s/ Richard K. Vitelle
    _________________                  _________________________
          Date                          Richard K. Vitelle,
                                        Vice President-Finance
                                        (Principal Financial Officer)